8. Goodwill (Annual)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
8. Goodwill (Annual)

8. Goodwill

	September 30, 2022	December 31, 2021
Opening balance	$28,687,051	$1,663,120
Acquisition of Bookmakers Company US, LLC	—	27,024,383
Foreign exchange movements	(288)	(452)
	28,686,763	28,687,051
Accumulated Impairment charge
Opening Balance January 1	(12,522,714)	—
Impairment charge	—	(12,522,714)
Closing Balance	(12,522,714)	(12,522,714)

Goodwill net of impairment charge	$16,164,049	$16,164,337

Goodwill represents the excess purchase price paid over the fair value of assets acquired, including any other identifiable intangible assets.

The Company evaluates goodwill for impairment on an annual basis during the last month of each year and at an interim date if indications of impairment exist. Goodwill impairment is determined by comparing the fair value of the asset to its carrying amount with an impairment being recognized only when the fair value is less than carrying value.

8. Goodwill

	December 31, 2021	December 31, 2020
Cost
Opening balance as of January 1,	$1,663,120	$1,663,385
Acquisition of USB	27,024,383	—
Foreign exchange movements	(452)	(265)
Closing balance as of December 31.	28,687,051	1,663,120

Accumulated Impairment charge
Opening balance as of January 1,	—	—
Impairment charge	(12,522,714)	—
Closing balance as of December 31,	(12,522,714)	—

Goodwill, net of impairment charges	$16,164,337	$1,663,120

Goodwill represents the excess purchase price paid over the fair value of assets acquired, including any other identifiable intangible assets.

The Company evaluates goodwill for impairment on an annual basis during the last month of each year and at an interim date if indications of impairment exist. Goodwill impairment is determined by comparing the fair value of the reporting unit to its carrying amount with an impairment being recognized only when the fair value is less than carrying value and the impairment is deemed to be permanent in nature.

As discussed under note 14 below - contingent purchase consideration, management recently reviewed the future revenue and profit projections of USB based on the forecasts provided by the vendors at the time of performing the business valuation, factoring in the ability to source new customers. The customer acquisition process has proven to take longer than expected with a resultant downward revision of new customers acquired over the forecast period and the resultant downward impact on forecasted revenue streams. The Company reviewed the forecasts and made appropriate adjustments based on our current understanding of the addressable market, the growth rates forecast by third party market analysts, the Company’s expected share of revenue and the expectation of how many new clients the Company would realistically be able to add over the forecast period. Management is currently forecasting expected discounted cash flows over the forecast period to be approximately 40% lower than originally estimated. This has a significant impact on the current valuation of USB, resulting in a goodwill impairment charge of approximately $12,522,714.